PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITIES
(Offering Highest Daily Lifetime Income v3.0 and Legacy Protection Plus)
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated March 15, 2020
To
Prospectus dated April 29, 2019
This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with the prospectus for the Premier Retirement Variable Annuities. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.
We are issuing this Supplement to provide the Highest Daily Lifetime Income v3.0 and the Legacy Protection Plus rates and percentages that we are currently offering for each applicable optional benefit. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Premier Retirement Variable Annuities Prospectus.
The rates and percentages below apply for applications signed between March 15, 2020 and March 31, 2020.
The rates and percentages may be different than those listed below for Applications signed on or issued after April 1, 2020. Please visit http://www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.
Highest Daily Income v3.0 benefits are optional living benefits and Legacy Protection Plus is an optional death benefit. These optional benefits may not be elected together.

Highest Daily Lifetime Income v3.0			Legacy Protection Plus
Roll-up Rate:			Roll-up Rate:
5% Annual Effective Compounded Daily			7% Simple Interest
Withdrawal Percentages
The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:
			Roll-up Cap Percentage 200%
Ages	Single Percentage	Spousal Percentage
50 – 54	2.60%	2.10%
55 – 59	3.10%	2.60%
60 – 64	4.00%	3.50%
65 – 69	5.00%	4.50%
70 – 84	5.00%	4.50%
85+	5.40%	4.90%
Please note: In order for you to receive the rates and percentages reflected in this Supplement, your Application must be signed within the time period disclosed above. From the date you sign your Application, we must also receive that paperwork in Good Order within 15 calendar days, and for new purchases the annuity must be funded within 45 calendar days. If these conditions are not met, and you decide to proceed with the purchase of the annuity, additional paperwork will be required to issue the contract with the applicable rates and percentages in effect at that time. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.
Subject to the rules stated above, it is important to note that if: (1) either the Highest Daily Lifetime Income v3.0 Roll-up Rate or the Withdrawal Percentages (together the “HDI rates”), or (2) the Legacy Protection Plus Roll-up Rate or Roll-up Cap Percentage (together the “Legacy Rates”) that we are currently offering on the effective date of the applicable benefit are higher than the HDI Rates or Legacy Rates, as applicable, we were offering on the date you signed the applicable paperwork, and neither the HDI Rates nor Legacy Rates have decreased, you will receive the higher HDI Rates or Legacy Rates. If any of the HDI Rates or Legacy Rates, as applicable, have decreased when we compare the Rates that we were offering on the day you signed your paperwork to the Rates that we are offering on the effective date of the benefit, your contract will be issued with the HDI Rates and Legacy Rates, as applicable, that were in effect on the day you signed your paperwork.

HDLBRT0320